                                                                 Exhibit (10)(e)

                      MULTIPLE CLASS PLAN FOR THE ONE GROUP

                         (AS AMENDED NOVEMBER 19, 1998)
                                     -----------------


         The One Group (the "Trust") is an open-end investment company that offers units of beneficial interest ("shares") in forty separate portfolios ("funds") and five different classes of certain of the funds. The five classes are Class A, Class B, Class C, Class I, and Service Class. The classes provide for variations in distribution costs, voting rights, dividends, and per share net asset value. The differences among the classes are discussed below. Attached as Exhibit A, which may be amended from time to time, is a list of the funds and the class of shares available in each fund.

A.       Distribution and Shareholder Services
         -------------------------------------

         Class A, Class B and Class C shares are distributed to the general public. Investors may purchase Class A, Class B and Class C shares of a fund by completing and signing an account application form and mailing it, along with a check (or other negotiable bank instrument or money order) to the Trust's transfer agent and custodian. Subsequent purchases of shares may be made at any time by mailing a check to the transfer agent.

         Class A, Class B and Class C investors may make automatic monthly investments in a fund from their bank, savings and loan or other depository institution accounts. The Trust pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to impose reasonable charges for this service.

         Class I shares are offered to institutional investors, including affiliates of BANC ONE CORPORATION and any bank, depository institution, insurance company, pension plan or other organization authorized to act in a fiduciary, advisory, agency, custodial or similar capacity (each an "Authorized Financial Organization"). Purchases of Class I shares that are offered to investors in certain retirement plans such as 401(k) and similar plans, other than Individual Retirement Accounts, are purchased by a Shareholder Servicing Agent on behalf of an investor.

         Service Class shares are available only in the Prime Money Market, the U.S. Treasury Securities Money Market Funds, the Municipal Money Market Fund, the Ohio Municipal Money Market Fund and the Michigan Municipal Money Market Fund. This class of shares is available to broker-dealers, other financial intermediaries, banks and other depository institutions. Service Class shares offer administrative and accounting (sweep processing) services.

         A purchase order will be effective as of the day received by the distributor if the distributor receives the order before 4:00 p.m., eastern time. However, an order may be canceled if the transfer agent does not receive Federal funds before close of business on the next Business Day for Class I shares, and before the close of business on the fifth Business Day for Class A, Class B and Class C shares.

B.       Sales Load
         ----------

Class A Shares
--------------

         Class A shares are subject to a front-end sales charge. The front-end sales charge is based on a percentage of the offering price and may vary based on the amount of purchase.

         Class A shares also are subject to a distribution and shareholder services fee assessed pursuant to the distribution and shareholder services plan (the "Plan"). As provided in the Plan, the Trust will pay the distributor a fee based on the average daily net assets of Class A shares of the fund. A certain percentage of the fee payable under the Plan may be used as compensation for shareholder services by the distributor and/or financial institutions and intermediaries. All such fees that may be paid under the Plan will be paid pursuant to Rule 12b-1 of the 1940 Act. The distributor may apply these fees toward: (i) compensation for its services in connection with distribution assistance or provision of shareholder services; or (ii) payments to financial institutions and intermediaries such as banks (including affiliates of the Adviser), savings and loan associations, insurance companies, investment counselors, broker-dealers, and the distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services.

         A shareholder of Class A shares may reduce the sales charge by completing the Letter of Intent section of the account application form. The Letter of Intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period. In addition, pursuant to a Letter of Intent, the Custodian will hold in escrow the difference between the sales charge applicable to the amount initially purchased and the sales charge paid at the time of investment, which is based on the amount covered by the Letter of Intent.

         No sales charge is imposed on Class A shares of the Fund: (i) issued through reinvestment of dividends and capital gains distributions; (ii) acquired through the exercise of exchange privileges where a comparable sales charge has been paid for exchanged shares; (iii) purchased by officers, directors or trustees, retirees and employees (and their spouses and immediate family members) of the Trust, of BANC ONE CORPORATION and its subsidiaries and affiliates, of the Distributor and its subsidiaries and affiliates, of the Transfer Agent and Custodian and their subsidiaries and affiliates, of broker/dealers who have entered into dealer agreements with The One Group and their subsidiaries and affiliates, or of an investment sub-adviser of a Fund of the Trust and such sub-adviser's subsidiaries and affiliates; (iv) sold to affiliates of BANC ONE CORPORATION and certain accounts (other than Individual Retirement Accounts) for which Authorized Financial Organizations act in fiduciary, advisory, agency, custodial or similar capacities, or purchased by investment advisers, financial planners or other intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee for their services, as well as clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary; (v) purchased with proceeds from the recent redemption of Class I shares of a Fund of the Trust or acquired in an exchange of Class I shares of a Fund for Class A shares of the same Fund; (vi) purchased with proceeds from the recent redemption of shares of a mutual fund for which a sales charge was paid; (vii) purchased in an Individual Retirement Account with the proceeds of a distribution from an employee benefit plan, provided that, at the time of distribution, the employee benefit plan had plan assets invested in a Fund of the Trust; (viii) purchased with Trust assets; (ix) purchased in accounts as to which a bank or broker-dealer charges an asset allocation fee, provided the bank or broker-dealer has an agreement with the Distributor; (x) directly purchased with the proceeds of a distribution on a bond for which a BANC ONE CORPORATION affiliate bank or trust company is the Trustee or Paying Agent; (xi) purchased in connection with plans of reorganization of a Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party;
(xii) purchased by retirement and deferred compensation plans and trusts used to fund these plans including, but not limited to, those defined in Sections 401(a), 403(b) or 457 of The Internal Revenue Code and rabbi trusts; or (xiii) purchased by accounts participating in certain affinity programs sponsored by BANK ONE CORPORATION and its affiliates and subsidiaries.

         Further, an initial purchase of shares in the amount of $1 million or more is not subject to a front-end sales charge. However, if such shares are redeemed prior to the first anniversary of purchase, the shareholder will be subject to a contingent deferred sales charge ("Class A CDSC") on the initial purchase in an amount not to exceed any promotional incentives or additional compensation paid by the Distributor to registered representatives who have sold or are expected to sell significant amounts of shares of the Funds.

         An investor relying upon any of the categories of waivers of the sales charge must qualify for such waiver in advance of the purchase with the Distributor or the financial institution or intermediary through which shares are purchased by the investor.

         The waiver of the sales charge under circumstances (v), (vi), and (vii) above applies only if the purchase is made within 60 days of the redemption or distribution and if conditions imposed by the Distributor are met. This waiver policy with respect to the purchase of shares through the use of proceeds from a recent redemption or distribution as described in clauses (v), (vi), and (vii) above will not be continued indefinitely and may be discontinued at any time without notice.

Class B Shares
--------------

         Class B shares are subject to a Contingent Deferred Sales Charge and a distribution and shareholder services fee. If the Shareholder redeems Class B shares prior to the sixth anniversary of purchase, the Shareholder will pay a Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gain distributions.

         The amount of the Contingent Deferred Sales Charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the first day of the month.

         In determining whether a particular redemption is subject to a Contingent Deferred Sales Charge, it is assumed that the redemption is first of any Class A shares in the Shareholder's Fund account (unless the Shareholder elects to have Class B shares redeemed first) or shares representing capital appreciation, next of shares acquired pursuant to reinvestment of dividends and capital gain distributions, and finally of other shares held by the Shareholder for the longest period of time. This method should result in the lowest possible sales charge.

         Class B shares of the fund also are subject to an ongoing distribution and shareholder service fee as provided in the Class B and Class C distribution and shareholder services plan (the "Class B and Class C Plan") at an annual rate based on a percentage of the fund's average daily net assets. This fee arrangement will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares. Class B shares convert automatically to Class A shares after six years, commencing from the end of the calendar month in which the purchase order was accepted.

         Proceeds from the Contingent Deferred Sales Charge and the distribution and shareholder service fee under the Class B Plan are payable to the distributor and financial intermediaries to defray the expenses of advance brokerage commissions and expenses related to providing distribution-related and shareholder services to the fund in connection with the sale of the Class B shares, such as the payment of compensation to dealers and agents for selling Class B shares. The combination of the Contingent Deferred Sales Charge and the distribution and shareholder services fees facilitate the ability of the fund to sell the Class B shares without a front-end sales charge.

         The Contingent Deferred Sales Charge is waived on redemption of shares:
(i) for distributions that are limited to no more than 10% of the account value annually, determined in the first year as of the date the redemption request is received by the Transfer Agent, and in subsequent years, as of the most recent anniversary of that date; (ii) following the death or disability of a shareholder or a participant or beneficiary of certain qualifying retirement plans if redemption is made within one year of such death or disability; or
(iii) to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other qualifying retirement plan to a shareholder who has attained the age of 70 1/2; or (iv) bought in connection with certain retirement plans, such as 401(k) and similar qualified plan. In addition, the following circumstances are not deemed to result in a "redemption" of Class B shares for purposes of the assessment of a Contingent Deferred Sales Charge, which is therefore waived: (i) plans of reorganization of the fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party; or (ii) exchanges for Class B shares of other funds of the Trust.

Class C Shares
--------------

         Class C shares are subject to a Contingent Deferred Sales Charge and a distribution and shareholder services fee. If the Shareholder redeems Class C shares prior to the first anniversary of purchase, the Shareholder will pay a Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gain distributions.

         Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the first day of the month.

         In determining whether a particular redemption is subject to a Contingent Deferred Sales Charge, it is assumed that the redemption is first of any Class A shares in the Shareholder's Fund account (unless the Shareholder elects to have Class C shares redeemed first) or shares representing capital appreciation, next of shares acquired pursuant to reinvestment of dividends and capital gain distributions, and finally of other shares held by the Shareholder for the longest period of time. This method should result in the lowest possible sales charge.

         Class C shares of the fund also are subject to an ongoing distribution and shareholder service fee as provided in the Class B and Class C distribution and shareholder services plan (the "Class B and Class C Plan") at an annual rate based on a percentage of the fund's average daily net assets. This fee arrangement will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares.

         Proceeds from the Contingent Deferred Sales Charge and the distribution and shareholder service fee under the Class C Plan are payable to the distributor and financial intermediaries to defray the expenses of advance brokerage commissions and expenses related to providing distribution-related and shareholder services to the fund in connection with the sale of the Class C shares, such as the payment of compensation to dealers and agents for selling Class C shares. The combination of the Contingent Deferred Sales Charge and the distribution and shareholder services fees facilitate the ability of the fund to sell the Class C shares without a front-end sales charge.

         The Contingent Deferred Sales Charge is waived on redemption of shares:
(i) for distributions that are limited to no more than 10% of the account value annually, determined in the first year as of the date the redemption request is received by the Transfer Agent, and in subsequent years, as of the most recent anniversary of that date; (ii) following the death or disability of a shareholder or a participant or beneficiary of certain qualifying retirement plans if redemption is made within one year of such death or disability; (iii) if the Trust's Distributor receives notice prior to the time of a shareholder's investment indicating that the Shareholder Servicing Agent, due to the nature of the shareholder's account, waives the commission it would otherwise be paid; or
(iv) to
the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other qualifying retirement plan to a shareholder who has attained the age of 70 1/2; or (iv) bought in connection with certain retirement plans, such as 401(k) and similar qualified plan. In addition, the following circumstances are not deemed to result in a "redemption" of Class C shares for purposes of the assessment of a Contingent Deferred Sales Charge, which is therefore waived: (i) plans of reorganization of the fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party; or (ii) exchanges for Class C shares of other funds of the Trust.

Class I Shares
--------------

         Class I shares are not subject to a sales charge at the time of purchase or redemption, nor are they subject to a distribution or shareholder services fee.

Service Class Shares
--------------------

         Service class shares are not subject to a sales charge at the time of purchase or redemption. However, service class shares are subject to a distribution and shareholder services fee based on a percentage of the fund's average daily net assets.


C.       Exchange Rights
         ---------------

Class A and Class I Shares
--------------------------

         Class I Shareholders of the Fund may exchange their shares for Class A shares of the fund or for Class A shares or Class I shares of another fund of the Trust.

         Class A Shareholders may exchange their shares for Class I shares of the fund or for Class I or Class A shares of another fund of the Trust if the shareholder is eligible to purchase such shares.

         The exchange privilege may be exercised only in those states where the shares of the fund or such other fund of the Trust may be legally sold. All exchanges discussed herein are made at the net asset value of the exchanged shares, except as provided below. The Trust does not impose a charge for processing exchanges of shares. If a shareholder seeks to exchange Class A shares of a fund that does not impose a sales charge for Class A shares of a fund that does or the fund being exchanged into has a higher sales charge, the Shareholder will be required to pay a sales charge in the amount equal to the difference between the sales charge applicable to the fund into which the shares are being exchanged and any sales charges previously paid for the exchanged shares, including any sales charges incurred on any earlier exchanges of the shares (unless such sales charge is otherwise waived). The exchange of Class I shares for Class A shares also will require payment of the sales charge unless the sales charge is waived.

Class B Shares
--------------

         Class B shareholders of the fund may exchange their shares for Class B shares of any other fund of the Trust on the basis of the net asset value of the exchanged Class B shares, without the payment of any Contingent Deferred Sales Charge that might otherwise be due upon redemption of the outstanding Class B shares. The newly acquired Class B shares will be subject to the higher Contingent Deferred Sales Charge of either the fund from which the shares were exchanged or the fund into which the shares were exchanged. With respect to outstanding Class B shares as to which previous exchanges have taken place, "higher Contingent Deferred Sales Charge" shall mean the higher of the Contingent Deferred Sales Charge applicable to either the fund the shares are exchanging into or any other fund from which the shares previously have been exchanged. For purposes of computing the Contingent Deferred Sales Charge that may be payable upon a disposition of the newly acquired Class B shares, the holding period for outstanding Class B shares of the fund from which the exchange was made is "tacked" to the holding period of the newly acquired Class B shares. For purposes of calculating the holding period applicable to the newly acquired Class B shares, the newly acquired Class B shares shall be deemed to have been issued on the date of receipt of the shareholder's order to purchase the outstanding Class B shares of the fund from which the initial exchange was made.

Class C Shares
--------------

         Class C shareholders of the fund may exchange their shares for Class C shares of any other fund of the Trust on the basis of the net asset value of the exchanged Class C shares, without the payment of any Contingent Deferred Sales Charge that might otherwise be due upon redemption of the outstanding Class C shares. The newly acquired Class C shares will be subject to the higher Contingent Deferred Sales Charge of either the fund from which the shares were exchanged or the fund into which the shares were exchanged. With respect to outstanding Class C shares as to which previous exchanges have taken place, "higher Contingent Deferred Sales Charge" shall mean the higher of the Contingent Deferred Sales Charge applicable to either the fund the shares are exchanging into or any other fund from which the shares previously have been exchanged. For purposes of computing the Contingent Deferred Sales Charge that may be payable upon a disposition of the newly acquired Class C shares, the holding period for outstanding Class C shares of the fund from which the exchange was made is "tacked" to the holding period of the newly acquired Class C shares. For purposes of calculating the holding period applicable to the newly acquired Class C shares, the newly acquired Class C shares shall be deemed to have been issued on the date of receipt of the shareholder's order to purchase the outstanding Class C shares of the fund from which the initial exchange was made.

Service Class Shares
--------------------

         Service Class shareholders may not exchange their Service Class shares for Class A, Class B, Class C, or Class I shares, nor may Class A, Class B, Class C, or Class I shares be exchanged for Service Class shares.

Additional Information Regarding Exchanges
------------------------------------------

         The Trust reserves the right to change the terms or conditions of the exchange privilege discussed herein upon sixty days' written notice. An exchange between classes of shares of the same fund is not considered a taxable event; however, an exchange between funds of the Trust is considered a sale of shares and usually results in a capital gain or loss for Federal income tax purposes.

D.       Conversion Rights
         -----------------

         Class B shares will automatically convert to Class A shares six or eight years (depending on the fund) after the end of the month in which the shares were purchased and will be subject to the lower distribution and fees charged to Class A shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge, fee or other charge. The conversion is not a taxable event to a shareholder.

         For purposes of conversion to Class A shares, shares received as dividends and other distributions paid on Class B shares in a shareholder's fund account will be considered to be held in a separate sub-account. Each time any Class B shares in a shareholder's fund account (other than those in the sub-account) convert to Class A shares, a pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

         If a shareholder effects one or more exchanges among Class B shares of the funds of the Trust during the six-year period, the Trust will aggregate the holding periods for the shares of each fund of the Trust for purposes of calculating that six-year period. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same.

         Class C shares issued through November 1, 1997 ("Grandfathered Shares") will automatically convert to Class A shares six years after the end of the month in which the shares were purchased under the terms above described with respect to Class B shares (including the treatment of shares received as dividends or as other distributions. All other Class C shares shall not convert to Class A shares.

E.       Voting Rights
         -------------

         Each share held entitles the shareholder of record to one vote. Each fund of the Trust will vote separately on matters relating solely to that fund. In addition, each class of a fund shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. However, all fund shareholders will have equal voting rights on matters that affect all fund shareholders equally.

F.       Expense Allocation
         ------------------

         Each class shall pay the expenses associated with its different distribution and shareholder services arrangement. Each class may, at the Board's discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than other classes. All other expenses will be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Fund. However, money market funds operating in reliance on Rule 2a-7, and other funds making daily distributions of their net investment income, may allocate such other expenses to each share regardless of class, or based on the relative net assets (settled shares).

         Expenses may be waived or reimbursed by a fund's advisor, underwriter or any other service provider to the fund.

G.       Redemptions
         -----------

         Shareholders may redeem their shares without charge (except Class B and Class C shares, and Class A shares initially purchased in an amount of $1 million or more, as provided above) on any Business Day; shares may ordinarily be redeemed by mail, by telephone or by wire. All redemption orders are effected at the net asset value per share next determined for Class A shares, except for Class A shares initially purchased in an amount of $1 million or more, which will be reduced by any applicable Class A CDSC, and at net asset value per share next determined reduced by any applicable Contingent Deferred Sales Charge for Class B and Class C shares, after receipt of a valid request for redemption.

         Pursuant to the Systematic Withdrawal Plan, Class B and Class C Shareholders may elect to receive, or may designate another person to receive, distributions provided that the distributions are limited to no more than 10% of their account value annually, determined in the first year as of the date the redemption request is received by the Transfer Agent, and in subsequent years, as of the most recent anniversary of that date. In addition, Shareholders who have attained the age of 70 1/2 may elect to receive distributions, to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other qualifying retirement plan.

H.       Dividends
         ---------

         Shareholders automatically receive all income dividends and capital gain distributions in additional Class A, Class B, Class C, Service Class and Class I shares, as applicable, at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

         Class B shares received as dividends and capital gains distributions at the net asset value next determined following the record date shall be held in a separate Class B sub-account. Each time any Class B shares (other than those in the sub-account) convert to Class A shares, a pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

         The amount of dividends payable on Class I shares will be more than the dividends payable on Class A, Class B, Class C, and Service Class shares because of the distribution expenses charged to Class A, Class B, Class C, and Service Class shares.

                                    EXHIBIT A



NAME OF FUND                                                           CLASS OF SHARES
------------                                                           ---------------

U.S. Treasury Securities                                        Class A, Class B, Class C, Class I,
  Money Market Fund                                             Service Class

Prime Money Market Fund                                         Class A, Class B, Class C, Class I,
                                                                Service Class

Municipal Money Market Fund                                     Class A, Class C, Class I, Service Class

Ohio Municipal Money Market Fund                                Class A, Class C, Class I, Service Class

Michigan Municipal Money Market Fund                            Class A, Class C, Class I, Service Class

Cash Management Money Market Fund                               Class A, Class I

Treasury Cash Management Money Market Fund                      Class A, Class I

Treasury Prime Cash Management Money                            Class A, Class I
Market Fund

U.S. Government Cash Management                                 Class A, Class I
Money Market Fund

Municipal Cash Management Money                                 Class A, Class I
Market Fund

Equity Income Fund                                              Class A, Class B, Class C, Class I

Mid Cap Value Fund                                              Class A, Class B, Class C, Class I

Mid Cap Growth Fund                                             Class A, Class B, Class C, Class I

International Equity Index Fund                                 Class A, Class B, Class C, Class I

Equity Index Fund                                               Class A, Class B, Class C, Class I

Large Cap Value Fund                                            Class A, Class B, Class C, Class I

Large Cap Growth Fund                                           Class A, Class B, Class C, Class I

Balanced Fund                                                   Class A, Class B, Class C, Class I

Diversified Equity Fund                                         Class A, Class B, Class C, Class I

Small Cap Growth Fund                                           Class A, Class B, Class C, Class I

Diversified Mid Cap Fund                                        Class A, Class B, Class C, Class I

Small Cap Value Fund                                            Class A, Class B, Class C, Class I

Diversified International Fund                                  Class A, Class B, Class C, Class I

Market Expansion Index Fund                                     Class A, Class B, Class C, Class I

High Yield Bond Fund                                            Class A, Class B, Class C, Class I

Bond Fund                                                       Class A, Class B, Class C, Class I

Income Bond Fund                                                Class A, Class B, Class C, Class I

Short-Term Bond Fund                                            Class A, Class B, Class C, Class I

Intermediate Bond Fund                                          Class A, Class B, Class C, Class I

Government Bond Fund                                            Class A, Class B, Class C, Class I

Ultra-Short Term Bond Fund                                      Class A, Class B, Class C, Class I

Louisiana Municipal Bond Fund                                   Class A, Class B, Class C, Class I

High Yield Bond Fund                                            Class A, Class B, Class C, Class I

Municipal Income Fund                                           Class A, Class B, Class C, Class I

Intermediate Tax-Free Bond Fund                                 Class A, Class B, Class C, Class I

Ohio Municipal Bond Fund                                        Class A, Class B, Class C, Class I

Texas Tax-Free Bond Fund                                        Class A, Class B, Class C, Class I

West Virginia Municipal Bond Fund                               Class A, Class B, Class C, Class I

Kentucky Municipal Bond Fund                                    Class A, Class B, Class C, Class I

Arizona Municipal  Bond Fund                                    Class A, Class B, Class C, Class I

Michigan Municipal Bond Fund                                    Class A, Class B, Class C, Class I

Tax-Free Bond Fund                                              Class A, Class B, Class C, Class I

Short-Term Municipal Bond Fund                                  Class A, Class B, Class C, Class I

Treasury Money Market Fund                                      Class I

Treasury Only Money Market Fund                                 Class I

Government Money Market Fund                                    Class I

Tax Exempt Money Market Fund                                    Class I

Institutional Prime Money Market Fund                           Class I

Investor Aggressive Growth Fund                                 Class A, Class B, Class C, Class I

Investor Growth Fund                                            Class A, Class B, Class C, Class I

Investor Growth and Income Fund                                 Class A, Class B, Class C, Class I

Investor Conservative Growth Fund                               Class A, Class B, Class C, Class I

Investor Balanced Fund                                          Class A, Class B, Class C, Class I

Investor Fixed Income Fund                                      Class A, Class B, Class C, Class I

Treasury & Agency Fund                                          Class A, Class B, Class C, Class I